                                                            Exhibit 6(b)
                                  APPENDIX A
                                    to the
                            DISTRIBUTION AGREEMENT

                                    BETWEEN

                           Compass Capital Funds/SM/
                         (previously The PNC(R) Fund)
                                      and
                          Compass Distributors, Inc.
_________________________________________________________________

Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

U.S. Treasury Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Ohio Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series Investor C Shares)

New Jersey Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Pennsylvania Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

North Carolina Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Virginia Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Managed Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Intermediate Government Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

New Jersey Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Ohio Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Pennsylvania Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Core Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and BlackRock Shares)

Low Duration Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares, Series C Investor Shares and BlackRock Shares)

Intermediate Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Government Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

International Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Multi-Sector Mortgage Securities Portfolio III (Institutional Shares)

Large Cap Value Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Large Cap Growth Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Index Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Small Cap Value Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

International Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Balanced Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Small-Cap Growth Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Select Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

International Emerging Markets Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Mid-Cap Growth Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Mid-Cap Value Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

BlackRock Non-Dollar Portfolio I (Institutional Shares)

BlackRock Non-Dollar Portfolio II (Institutional Shares)

International Small Cap Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)


Release.  "Compass Capital Funds" and "Trustees of Compass Capital Funds" refer
-------
respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Company. The obligations of "Compass Capital Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Company personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Company must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Company.

                                 [End of Text]

Agreed to and accepted as of ____________, 1997.


COMPASS CAPITAL FUNDS/SM/

By:_____________________
Name:
Title:


COMPASS DISTRIBUTORS, INC.

By:_____________________
Name:
Title: